Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2006

                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

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
                Delaware                                      000-30997                           84-1508866
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(State or Other Jurisdiction of Incorporation)         (Commission File Number)         (IRS Employer Identification No.)
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75 Passaic Avenue, Fairfield, New Jersey                                07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (973) 227-7168


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      On March 31, 2006, Astralis Ltd. (the "Registrant") issued to Blue Cedar Limited, an accredited investor and currently a stockholder of the Registrant,
(i) a convertible promissory note in the principal amount of $250,000, convertible into shares of the Registrant's common stock $0.0001 par value per share ("Common Stock") at $0.09 per share, and (ii) a warrant to purchase 2,777,778 shares of Common Stock. The Registrant raised $250,000 in proceeds from this private placement. The securities offered and sold in this private placement were sold in reliance on an exemption from the registration requirements under Regulation D of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

      Exhibit No.           Description

      10.1 Form of Subscription Agreement, dated March 31, 2006, by and between Astralis Ltd. and Blue Cedar Limited.
      10.2 Form of Warrant, dated March 31, 2006, issued to Blue Cedar Limited by Astralis Ltd.
      10.3 Form of Convertible Promissory Note in the principal amount of $250,000, dated March 31, 2006, issued to Blue Cedar Limited by Astralis Ltd.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ASTRALIS LTD.


Date: April 6, 2006                      By: /s/ Michael Garone
                                             -----------------------------------
                                             Michael Garone
                                             Chief Financial Officer and Interim
                                             President

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                                  EXHIBIT INDEX

Exhibit No.         Description

10.1 Form of Subscription Agreement, dated March 31, 2006, by and between Astralis Ltd. and Blue Cedar Limited.
10.2 Form of Warrant, dated March 31, 2006, issued to Blue Cedar Limited by Astralis Ltd.
10.3 Form of Convertible Promissory Note in the principal amount of $250,000, dated March 31, 2006, issued to Blue Cedar Limited by Astralis Ltd.